Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions

3. Acquisitions

In the following paragraphs, all references to coal, crude oil and natural gas reserves and acreage acquired are unaudited. The factors we used to determine the fair market value of acquisitions include, but are not limited to, discounted future net cash flows on a risked-adjusted basis, geographic location, quality of resources, potential marketability and financial condition of lessees.

Business Combinations

Middle Fork

On January 25, 2011, we acquired certain mineral rights and associated oil and gas royalty interests in Kentucky and Tennessee for approximately $95.7 million. The results of Middle Fork operations have been included in the consolidated financial statements since that date. The mineral rights include approximately 67.7 million tons of coal reserves. The coal is primarily steam coal and expands our geographic scope in the Central Appalachia coal region.

We acquired assets of $97.8 million and liabilities of $2.1 million, which primarily represent deferred income. Deferred income represents minimum royalty payments paid by operators of the properties that may be recouped through future production. Funding for the acquisition was provided by borrowings under our revolving credit facility (the “Revolver”).

The Middle Fork acquisition has been accounted for using the purchase method of accounting. Under the purchase method of accounting, the total purchase price has been allocated to the tangible assets acquired and liabilities assumed. Below is the detailed allocation based upon acquisition date fair values:

Fair value of assets acquired and liabilities assumed:
Coal mineral interests	$94,410
Oil and gas interests	2,857
Land	449
Support equipment	60
Deferred income	(2,018)
Other liabilities	(42)

Fair value of assets acquired and liabilities assumed	$95,716

The following pro forma financial information reflects the consolidated results of our operations as if the Middle Fork acquisition had occurred on January 1, 2010. The pro forma information includes adjustments for royalty revenues, operating expenses, general and administrative expenses, depreciation and depletion of the acquired property and equipment, interest expense for acquisition debt and the change in weighted average common units resulting from the Merger. The pro forma financial information is not necessarily indicative of the results of operations as it would have been had these transactions been effected on the assumed date (in thousands, except per unit data):

	Years Ended December 31,
	2011	2010
Revenues	$1,160,828	$875,367
Net income attributable to PVR	$97,170	$39,259
Net income per limited partner unit, basic and diluted	$1.45	$1.03

During 2011, we have made other acquisitions that individually and in the aggregate are not material for disclosure purposes. The aggregate cost of all other acquisitions was $50.8 million. During 2010, we made other acquisitions that individually and in the aggregate are not material for disclosure purposes. The aggregate cost of all other acquisitions during 2010 was $24.9 million.